GOLDMAN SACHS VARIABLE INSURANCE TRUST

Service Shares of the
Goldman Sachs Growth Opportunities Fund (the “Fund”)

Supplement dated June 22, 2011 to the
Prospectus dated April 29, 2011 (the “Prospectus”)

Effective as of the start of business on July 1, 2011, Goldman Sachs Asset Management (the “Investment Adviser”) has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.97% as an annual percentage rate of the average daily net assets of the Fund.

Accordingly, effective July 1, 2011, the following replaces in its entirety the table and its accompanying footnotes in the “Goldman Sachs Growth Opportunities Fund—Summary—Fees and Expenses of the Fund” section of the Prospectus:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.18%

Total Annual Fund Operating Expenses	1.43%
Fee Waiver and Expense Limitation[1]	(0.28)%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	1.15%

[1]	The Investment Adviser has agreed to (i) waive a portion of the management fee in order to achieve an effective net management fee rate of 0.97% of the Fund’s average daily net assets (effective July 1, 2011), and (ii) reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, acquired fund fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to 0.004% of the Fund’s average daily net assets. Each arrangement will remain in effect through at least April 29, 2012, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees. In addition, Goldman, Sachs & Co. (“Goldman Sachs”) has agreed to waive distribution and service fees so as not to exceed an annual rate of 0.16% of the Fund’s average daily net assets attributable to Service Shares through at least April 29, 2012, and prior to such date Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.

Additionally, effective July 1, 2011, the following replaces the information in the management fee table in the “Service Providers—Management Fee and Other Expenses” section of the Prospectus.

Actual Rate
For the Fiscal
	Management Fee	Average Daily	Year Ended
Fund	Annual Rate	Net Assets	December 31, 2010
Growth Opportunities	1.00%	First $2 Billion	1.00% *
	0.90%	Next $3 Billion
	0.86%	Next $3 Billion
	0.84%	Over $8 Billion

*	Effective July 1, 2011, the Investment Adviser has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.97% as an annual percentage rate of the Fund’s average daily net assets. This arrangement will remain in effect through at least April 29, 2012, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. The management fee waiver may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so.

This Supplement should be retained with the Prospectus for future reference.

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